Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        1999          1998
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                                                            (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income................................ $    226,781  $    175,573
Provision for possible credit losses...............       84,464        88,598
Other operating income.............................      903,730       699,510
Other operating expense............................      745,573       545,135
  Net income.......................................      185,993       149,396

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PER COMMON SHARE DATA FOR THE PERIOD(a):

Earnings........................................... $        .23  $        .19
Earnings-assuming dilution.........................          .22           .18
Dividends..........................................          .07           .06
Book value.........................................         4.27          2.38

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RATIOS:

Return on average total assets.....................         2.81%         2.81%
Return on average stockholders' equity.............        21.69         31.19
Average receivables to average deposits............        83.99         87.22
Stockholders' equity to total assets...............        13.21          9.17

Loan Portfolio:
  Delinquency(b)...................................         3.90          3.49
  Net credit losses................................         2.42          2.57

Managed Loans(c):
  Delinquency......................................         4.65          4.66
  Net credit losses................................         4.36          4.19
  Net interest margin(d)...........................         7.60          7.37

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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        1999          1998
-------------------------------------------------------------------------------
                                                           (unaudited)

MANAGED LOAN DATA(c):

At Period End:
  Loans held for securitization.................... $  5,422,954  $  2,608,773
  Loan portfolio...................................   10,258,602     8,465,051
  Securitized loans................................   46,462,404    39,117,821
                                                    ------------  ------------
    Total managed loans............................ $ 62,143,960  $ 50,191,645
                                                    ============  ============

Average:
  Loans held for securitization.................... $  2,128,460  $  3,069,935
  Loan portfolio...................................   11,170,774     8,430,283
  Securitized loans................................   45,777,689    38,191,753
                                                    ------------  ------------
    Total managed loans............................ $ 59,076,923  $ 49,691,971
                                                    ============  ============
For the Period:
  Sales and cash advance volume.................... $ 21,630,626  $ 17,973,231

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and money market instruments. $  4,323,313  $  4,962,553
Loans held for securitization......................    5,422,954     2,608,773

Credit card loans..................................    8,002,288     6,086,130
Other consumer loans...............................    2,256,314     2,378,921
                                                    ------------  ------------
  Total loans......................................   10,258,602     8,465,051
Reserve for possible credit losses.................     (303,717)     (178,297)
                                                    ------------  ------------
  Net loans........................................    9,954,885     8,286,754

Total assets.......................................   27,521,688    21,860,752
Total deposits.....................................   16,321,213    12,988,109
Stockholders' equity...............................    3,635,082     2,005,237

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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        1999          1998
-------------------------------------------------------------------------------
                                                           (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and money market instruments. $  6,671,866  $  4,410,639
Loans held for securitization......................    2,128,460     3,069,935

Credit card loans..................................    8,626,984     6,051,111
Other consumer loans...............................    2,543,790     2,379,172
                                                    -------------  -----------
  Total loans......................................   11,170,774     8,430,283
Reserve for possible credit losses.................     (226,592)     (168,646)
                                                    ------------   -----------
  Net loans........................................   10,944,182     8,261,637

Total assets.......................................   26,819,180    21,591,244
Total deposits.....................................   15,834,223    13,184,579
Stockholders' equity...............................    3,477,043     1,942,667
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Weighted average common shares outstanding(000)(a).      798,538       751,871
Weighted average common shares outstanding and
 common stock equivalents(000)(a)..................      834,887       792,247

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NOTES:
(a) Per common share data and weighted average common shares outstanding and common stock equivalents reflects the three-for-two split of the Corporation's Common Stock, effected in the form of a dividend, issued October 1, 1998, to stockholders of record as of September 15, 1998. Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas, earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents in accordance with Statement of Financial Accounting Standards No 128, "Earnings per Share". The Corporation's common stock equivalents are solely related to employee stock options. The Corporation has no other common stock equivalents.
(b) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(c) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(d) Managed net interest margin is presented on a fully taxable equivalent basis.
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